                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
           SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO.           )

     Filed by the Registrant [X]
     Filed by a Party other than the Registrant [ ]
     Check the appropriate box:
     [X] Preliminary Proxy Statement       [ ] Confidential, for Use of the
                                               Commission Only (as permitted by
                                               Rule 14a-6(e)(2))
     [ ] Definitive Proxy Statement
     [ ] Definitive Additional Materials
     [ ] Soliciting Material Pursuant to sec. 240.14a-11(c) or sec. 240.14a-12

                          GARNET RESOURCES CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
     [X] No fee required.
     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
         0-11.

     (1) Title of each class of securities to which transaction applies:
--------------------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:
--------------------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
--------------------------------------------------------------------------------
     (4) Proposed maximum aggregate value of the transaction:
--------------------------------------------------------------------------------
     (5) Total fee paid:
--------------------------------------------------------------------------------

     [ ] Fee paid previously with preliminary materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:
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     (2) Form, Schedule or Registration Statement No.:
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     (3) Filing Party:
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     (4) Date Filed:
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

                      [GARNET RESOURCES CORPORATION LOGO]

                          GARNET RESOURCES CORPORATION
                        11011 RICHMOND AVENUE, SUITE 650
                           HOUSTON, TEXAS 77042-6720

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                  MAY 22, 1997

                                                                  April 30, 1997

To the Shareholders:

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Garnet Resources Corporation ("Garnet") will be held at the offices of Zimet, Haines, Friedman & Kaplan, 460 Park Avenue, 9th Floor, New York, New York 10022 on May 22, 1997 at 10:00 a.m. (local time) for the following purposes:

     1. To elect six directors to hold office for the term of one year and until their successors are elected and qualified;

     2. To consider and vote upon a proposal to adopt the 1997 Directors' Stock Option Plan, which provides for the issuance of options to purchase, in the aggregate, up to 470,000 shares of Garnet's Common Stock to directors who are not officers or employees of Garnet or its subsidiaries;

     3. To consider and vote upon a proposal to amend Garnet's Certificate of Incorporation to increase the number of shares of Common Stock which Garnet is authorized to issue to 75,000,000 shares; and

     4. To transact such other business as may properly come before the meeting or any adjournment thereof.

     The Board of Directors has fixed April 3, 1997 as the record date for the determination of the shareholders entitled to notice of and to vote at such meeting or any adjournment thereof, and only shareholders of record at the close of business on that date are entitled to notice of and to vote at such meeting.

     A copy of Garnet's 1996 Annual Report is enclosed herewith.

     You are cordially invited to attend the meeting. Whether or not you plan to attend the meeting, it is important that your shares be represented. Accordingly, please complete, date and sign the enclosed proxy and return it promptly.

                                            By Order of the Board of Directors,
                                            Edgar L. Dyes
                                            Secretary
--------------------------------------------------------------------------------

                            YOUR VOTE IS IMPORTANT.

TO ENSURE A QUORUM, PLEASE COMPLETE AND RETURN THE PROXY IN THE ENCLOSED ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. IF YOU ATTEND THE MEETING, YOUR PROXY WILL BE RETURNED TO YOU UPON REQUEST TO THE SECRETARY OF THE MEETING.
--------------------------------------------------------------------------------

                      [GARNET RESOURCES CORPORATION LOGO]

                          GARNET RESOURCES CORPORATION
                        11011 RICHMOND AVENUE, SUITE 650
                           HOUSTON, TEXAS 77042-6720
                             ---------------------

                                PROXY STATEMENT

                         ANNUAL MEETING OF SHAREHOLDERS
                                  MAY 22, 1997
                             ---------------------

     This Proxy Statement and accompanying form of proxy are furnished in connection with the solicitation of proxies by the Board of Directors of Garnet Resources Corporation, a Delaware corporation ("Garnet"), for use at the Annual Meeting of Shareholders to be held on May 22, 1997 at 10:00 a.m. (local time) at the offices of Zimet, Haines, Friedman & Kaplan, 460 Park Avenue, 9th Floor, New York, New York 10022, or any adjournment or postponement thereof (the "Meeting").

     A proxy in the accompanying form, which is properly executed, duly returned to the Board of Directors and not revoked, will be voted in accordance with the instructions contained in the proxy. If no instructions are given with respect to any matter specified in the Notice of Annual Meeting to be acted upon at the Meeting, the proxy will vote the shares represented thereby in favor of Item 1, 2 and 3 as set forth in the Notice of Annual Meeting and in accordance with his judgment on any matters which may properly come before the Meeting. Each shareholder who has executed a proxy and returned it to the Board of Directors may revoke the proxy by notice in writing to the Secretary of Garnet, or by attending the Meeting in person and requesting the return of the proxy, in either case at any time prior to the voting of the proxy. Presence at the Meeting does not by itself revoke the proxy. The cost of the solicitation of proxies will be paid by Garnet. In addition to the solicitation of proxies by the use of the mails, management and regularly engaged employees of Garnet may, without additional compensation therefor, solicit proxies on behalf of Garnet by personal interviews, telephone, telegraph or other means, as appropriate.

     Garnet will, upon request, reimburse brokers and others who are only record holders of Garnet's Common Stock, par value $.01 per share ("Common Stock"), for their reasonable expenses in forwarding proxy material to, and obtaining voting instructions from, the beneficial owners of such stock.

     The Board of Directors has fixed the close of business on April 3, 1997 as the record date for determining the shareholders entitled to notice of and to vote at the Meeting (the "Record Date"). As of the Record Date, there were 11,492,162 shares of Common Stock issued and outstanding and entitled to vote.

     Each share of Common Stock entitles the holder thereof to one vote. A majority of the shares of Common Stock issued and outstanding and entitled to vote constitutes a quorum. Abstentions and broker's non-votes are considered present for purposes of determining whether the quorum requirement is met. A broker's non-vote occurs when a nominee holds shares for a beneficial owner but cannot vote on a proposal because the nominee does not have discretionary voting power and has not received instructions from the beneficial owner. As directors are elected by a plurality vote, the six nominees receiving the highest vote totals will be elected and the outcome of the vote for directors will not be affected by abstentions or broker's non-votes. The approval of the 1997 Directors' Stock Option Plan requires the affirmative vote of a majority of the total votes cast on the proposal; therefore, the outcome of the vote will not be affected by abstentions or broker's non-votes. As the approval of the proposed amendment to the Company's Certificate of Incorporation requires the affirmative vote of a majority of the shares issued and outstanding, abstentions and broker's non-votes will have the same effect as votes against the proposal.

     This Proxy Statement and the proxy in the accompanying form are being sent on or about April 30, 1997 to shareholders of record as of the close of business on the Record Date.

                SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

     The following table sets forth certain information as of April 1, 1997 as to each person who, to the knowledge of Garnet, was the beneficial owner of more than five percent of the outstanding Common Stock of Garnet.

                   NAME AND ADDRESS OF                       AMOUNT AND NATURE OF          PERCENT OF
                BENEFICIAL OWNER OR GROUP                   BENEFICIAL OWNERSHIP(1)         CLASS(2)
                -------------------------                   -----------------------        ----------
Rockefeller & Co., Inc....................................         1,301,837(3)              11.3%
30 Rockefeller Plaza
New York, New York 10112
Wexford Management LLC....................................         1,145,454(4)               9.1%
411 West Putnam Avenue
Greenwich, Connecticut 06830
Pecks Management Partners Ltd.............................         1,090,910(5)               8.7%
One Rockefeller Plaza
New York, New York 10020
R. B. Haave Associates, Inc...............................           788,900(6)               6.9%
36 Grove Street
New Canaan, Connecticut 06840

---------------

(1) Except as set forth below, to the best knowledge of Garnet, each beneficial owner has sole voting power and sole investment power.

(2) Based on 11,492,162 shares of Garnet's Common Stock issued and outstanding on April 1, 1997. Treated as outstanding for the purpose of computing the percentage ownership of each beneficial owner or group are shares ("Convertible Debenture Shares") issuable to such beneficial owner or group upon conversion of Garnet's 9 1/2% convertible subordinated debentures ("Debentures") and shares issuable upon exercise of vested stock options issued pursuant to Garnet's stock option plans.

(3) According to information supplied to Garnet by Rockefeller & Co., Inc., by virtue of serving as a registered investment advisor, Rockefeller & Co., Inc. has sole voting and dispositive power with respect to 1,226,837 shares. The indicated number of shares also includes 75,000 shares issuable to Mr. Wendell W. Robinson upon exercise of vested stock options issued pursuant to Garnet's stock option plans. Pursuant to Mr. Robinson's employment with Rockefeller & Co., Inc., all benefits of such options accrue to Rockefeller & Co., Inc., which may be deemed the beneficial owner of such shares. See footnote 7 on page 3.

(4) The indicated number of shares consists of Convertible Debenture Shares issuable upon conversion of Debentures which the Company has been informed have been purchased by Wexford Management LLC, as agent for various funds under its management.

(5) According to a Schedule 13G dated February 9, 1995 filed by Pecks Management Partners Ltd. ("Pecks"), as a registered investment advisor, the indicated number of shares consists of Convertible Debenture Shares issuable to three investment advisory clients of Pecks upon conversion of Debentures owned by such clients. One such client, Delaware State Employees' Retirement Fund, would acquire more than 5% of Garnet's Common Stock, if its Debenture were converted. Pecks has sole investment and dispositive power with respect to the Convertible Debentures Shares issuable to its clients and the discretion to convert the Debentures owned by them.

(6) According to a Schedule 13G dated January 27, 1997, the indicated number of shares is held by R. B. Haave Associates, Inc., an investment adviser registered under the Investment Advisers Act of 1940, which has sole voting and dispositive powers with respect to such shares.

     The following table sets forth certain information as of April 1, 1997 concerning the shares of Common Stock of Garnet owned beneficially by each director, by each of the Named Executive Officers in the Summary Compensation Table, and by directors and officers of Garnet as a group:

                NAME OF                    AMOUNT AND NATURE OF      PERCENT OF
       BENEFICIAL OWNER OR GROUP          BENEFICIAL OWNERSHIP(1)     CLASS(2)
       -------------------------          -----------------------    ----------
W. Kirk Bosche..........................           98,580(3)           *
Robert J. Cresci........................           45,000(4)           *
Edgar L. Dyes...........................           27,600(5)           *
Douglas W. Fry..........................          106,422(3)           *
Santiago Gonzalez.......................           34,235(3)           *
Montague H. Hackett, Jr. ...............          221,960(6)            1.9%
Alastair Manson.........................          110,000(3)           *
Wendell W. Robinson.....................          102,600(7)           *
Directors and officers of Garnet as a
  group (8 persons).....................          746,397(8)            6.2%

---------------

  * Less than 1%

(1) Except as noted below, each beneficial owner has sole voting power and sole investment power.

(2) Based on 11,492,162 shares of Garnet's Common Stock issued and outstanding on April 1, 1997. Treated as outstanding for the purpose of computing the percentage ownership of each director, each executive officer and all directors and executive officers as a group are shares issuable upon exercise of vested stock options issued pursuant to Garnet's stock option plans.

(3) Consists solely of shares issuable upon exercise of vested stock options issued pursuant to Garnet's stock option plans.

(4) Consists solely of shares issuable upon exercise of vested stock options issued pursuant to Garnet's stock option plans. Does not include shares owned by clients of Pecks, a New York corporation, of which Mr. Cresci is a managing director. For information with respect to such shares, see footnote 5 on page 2.

(5) Consists of 5,000 shares held directly by Mr. Dyes and 22,600 shares issuable upon exercise of vested stock options issued pursuant to Garnet's stock option plans.

(6) Consists of 75,000 shares held directly by Mr. Hackett, 10,000 shares held by a trust for the benefit of Mr. Hackett's minor child as to which Mr. Hackett disclaims beneficial ownership, and 136,960 shares issuable upon exercise of vested stock options issued pursuant to Garnet's stock option plans.

(7) Consists of 23,100 shares held directly by Mr. Robinson, 4,500 shares held by Mr. Robinson's wife and minor child, as to which Mr. Robinson disclaims beneficial ownership, and 75,000 shares issuable upon exercise of vested stock options issued pursuant to Garnet's stock option plans. Pursuant to Mr. Robinson's employment with Rockefeller & Co., Inc., all benefits of such options accrue to Rockefeller & Co., Inc., which may be deemed the beneficial owner of such shares. See footnote 3 on page 2.

(8) Includes 117,600 shares beneficially owned and 628,797 shares issuable upon exercise of vested stock options issued pursuant to Garnet's stock option plans.

                                 PROPOSAL NO. 1

ELECTION OF DIRECTORS

     The Board of Directors has nominated the six individuals whose names are set forth below for election to the Board of Directors, each to hold office until the next Annual Meeting of Shareholders and until their successors are duly elected and qualified. Unless otherwise specified, the enclosed proxy will be voted in favor of the persons named below, all of whom are now directors of Garnet. If events not now known or anticipated make any of the nominees unable to serve, it is intended that votes will be cast pursuant to the accompanying proxy for such substitute nominees as the Board of Directors may designate unless the Board of Directors reduces the number of directors. The directors are to be elected by vote of the holders of a plurality of shares of Common Stock entitled to vote and present in person or represented by proxy at the Meeting.

     The information set forth below, furnished to the Board of Directors by the respective individuals, shows as to each nominee and each director of Garnet his name, age and principal position with Garnet.

                   NAME                        AGE                        POSITION
                   ----                        ---                        --------
Montague H. Hackett, Jr....................    64     Chairman of the Board and a Director
Douglas W. Fry.............................    54     President, Chief Executive Officer and a
                                                      Director
Wendell W. Robinson........................    56     Chairman of the Executive Committee and a
                                                      Director
Robert J. Cresci...........................    53     Director
Santiago Gonzalez..........................    61     Director
Alastair Manson............................    67     Director

     The following sets forth the periods during which directors have served as such and a brief account of the business experience of such persons during the past five years.

     Montague H. Hackett, Jr. Mr. Hackett has been employed as Chairman of the Board of Garnet since January 1995 and has served as a director of Garnet since April 1987. Since January 1996, Mr. Hackett has been employed by Victory Ventures LLC, a privately held limited liability company ("Victory") that conducts its operations through small and medium-sized companies in which Victory holds controlling or other significant equity interests. From October 1989 through June 1994, Mr. Hackett served as President and as a director of Wood River Capital Corporation, a Small Business Investment Company. From October 1991 through December 1995, Mr. Hackett was employed by Noel Group, Inc., a publicly-traded company which also conducts its principal operations through small and medium-sized companies.

     Douglas W. Fry. Mr. Fry has been employed as President of Garnet and has served as a director of Garnet since September 1995, and has been Chief Executive Officer of Garnet since February 1996. Since 1980 he has also been President of Argosy Energy Incorporated, a wholly owned subsidiary of Garnet, or of the subsidiary's predecessor.

     Wendell W. Robinson. Mr. Robinson has served as a director of Garnet since December 1991. Since January 1990, Mr. Robinson has been the Manager of Private Investments for Rockefeller & Co., Inc., a registered investment adviser. Mr. Robinson is also a director of Gwalia Consolidated, Ltd., an Australian natural resource company, Consolidated Nevada Goldfields Corp., a western North America gold mining company, Elex Computer and several private companies.

     Robert J. Cresci. Mr. Cresci has served as a director of Garnet since December 1993. Mr. Cresci has been a Managing Director of Pecks Management Partners Ltd., an investment management firm, since September 1990. Mr. Cresci currently serves on the boards of Bridgeport Machines, Inc., Serv-Tech, Inc., EIS International, Inc., Sepracor, Inc., Vestro Natural Foods, Inc., Olympic Financial, Ltd., GeoWaste, Inc., Hitox, Inc., Natures Elements, Inc., HarCor Energy, Inc., Meris Laboratories, Inc., Film Roman, Inc., Educational Medical, Inc. and several private companies.

     Santiago Gonzalez. Mr. Gonzalez has served as a director of Garnet since March 1997. Mr. Gonzalez has been President of the Colombian branch of Argosy Energy International, a limited partnership through which Garnet conducts its activities in Colombia, since December 1995, and has been General Manager of the branch since September 1992. From August 1986 through September 1992, he was General Manager of BJ Services Colombia.

     Alastair Manson. Mr. Manson has served as a director of Garnet since July 1987. From 1978 through 1985, Mr. Manson was the President of BP North America, Inc., the company responsible for the activities of British Petroleum in the United States. Through 1985, and for several years prior thereto, Mr. Manson served as a member of the board of directors of Standard Oil and BP Canada. During 1986, Mr. Manson participated in the organization of Keep Able, Ltd., which provides services and equipment to the elderly and disabled.

Mr. Manson served as Chairman of the Board of Directors of Keep Able, Ltd. from December 1986 through July 1988. Mr. Manson currently serves as a member of the Board of Governors of the Royal Brompton National Heart and Lung Hospital of London, England and as chairman of its Finance and Investment Committees, and as a director of Keep Able, Ltd.

     Under the terms of its 9 1/2% Convertible Subordinated Debentures, Garnet includes a candidate selected by the purchasers of the Debentures in management's slate of nominees for election as directors and solicits proxies for such candidate if the purchasers continue to own at least 30% in aggregate principal amount of the Debentures originally issued. Mr. Cresci is the candidate selected by the purchasers of the Debentures.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

     The Board of Directors of Garnet held four meetings during 1996, and also took action once by unanimous written consent. All directors attended at least 75% of the total of the meetings of the Board of Directors and the committees of which they were members.

     The Executive Committee, the Audit Committee and the Stock Option and Compensation Committee are the only standing committees of the Board of Directors. Garnet does not have a formal nominating committee; the Board of Directors or the Executive Committee performs this function.

     The Executive Committee, which is comprised of Mr. Robinson, its Chairman, and Messrs. Fry and Hackett, has all the powers of the Board of Directors in the management of the business affairs of Garnet, except as such powers are limited by the Delaware General Corporation Law. During 1996, the Executive Committee held two meetings.

     The Audit Committee, which is comprised of Mr. Manson, its Chairman, and Mr. Cresci, consults with the independent accountants of Garnet and such other persons as the members deem appropriate, reviews the preparations for and scope of the audit of Garnet's annual financial statements, makes recommendations as to the engagement and fees of the independent accountants, and performs such other duties relating to the financial statements of Garnet as the Board of Directors may assign from time to time. The Audit Committee met three times during 1996.

     The Stock Option and Compensation Committee, which is comprised of Messrs. Cresci, Manson and Robinson, has all of the powers of the Board of Directors in respect of any matters relating to the administration of Garnet's stock option plans and the compensation of officers, employees and other persons performing substantial services for Garnet, including the authority to issue stock or other securities of Garnet. The Stock Option and Compensation Committee met twice in 1996.

DIRECTORS' FEES

     From 1990 through 1995, directors who were not full time employees received options to purchase shares of Garnet Common Stock. Directors are also reimbursed for expenses incurred in connection with attending meetings of the Board. Although no options were granted in 1996, subject to the approval of the 1997 Directors' Stock Option Plan by the shareholders of Garnet, the Board of Directors has approved the grant of certain options to non-employee directors at
an exercise price of $          , including options to be issued in exchange for
outstanding stock options held by them. See "Proposal No. 2 -- Adoption of 1997 Directors' Stock Option Plan" for additional information.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

     The following table sets forth certain information regarding compensation earned in each of the last three fiscal years by the Chief Executive Officer, the Chairman of the Board, and an additional executive officer of Garnet (collectively, the "Named Executive Officers"):

                                                ANNUAL COMPENSATION            LONG TERM COMPENSATION
                                            ----------------------------   -------------------------------
                                                                                  AWARDS           PAYOUTS
                                                                  OTHER    ---------------------   -------
                                                                 ANNUAL    RESTRICTED                        ALL OTHER
                                                                 COMPEN-     STOCK      OPTIONS/    LTIP      COMPEN-
                                   FISCAL    SALARY     BONUS    SATION     AWARD(S)      SARS     PAYOUTS    SATION
   NAME AND PRINCIPAL POSITION      YEAR      ($)        ($)       ($)        ($)        (#)(1)      ($)        ($)
   ---------------------------     ------   --------   -------   -------   ----------   --------   -------   ---------
Douglas W. Fry...................   1996    $152,500      none    none        none      146,058     none        none
  President and Chief Executive     1995    $152,500      none    none        none       30,000     none        none
  Officer(2)                        1994    $145,200   $61,000    none        none         none     none        none
Montague H. Hackett, Jr. ........   1996    $ 75,000      none    none        none       11,151     none      $8,244
  Chairman of the Board(3)          1995    $127,083      none    none        none      100,000     none      $4,944
W. Kirk Bosche...................   1996    $150,000      none    none        none       96,774     none      $1,570
  Vice President and Treasurer(4)   1995    $160,750      none    none        none       35,000     none      $1,280
                                    1994    $163,300   $67,000    none        none         none     none      $1,060

---------------

(1) The number of options issued in 1996 to Messrs. Fry and Bosche include 112,854 and 96,774 options issued upon exchange of outstanding options held by such officers. See "Ten-Year Option/SAR Repricings" below.

(2) Mr. Fry was elected President of Garnet in September 1995 and Chief Executive Officer of Garnet in February 1996. Prior to September 1995, he served as President of Argosy Energy Incorporated ("Argosy") a wholly-owned subsidiary of Garnet. The amounts reported for 1995 reflect his compensation for the full fiscal years, including that earned as President of Argosy. The amounts reported for 1994 reflect his compensation as President of Argosy.

(3) Mr. Hackett became Chairman of the Board of Garnet in January 1995. The amounts reported for all other compensation represent the premium paid on a term life insurance policy for his benefit.

(4) The amounts reported for all other compensation for Mr. Bosche represent the premium paid on a term life insurance policy for his benefit.

AGREEMENTS WITH EXECUTIVE OFFICERS

     In April 1997, Garnet entered into agreements with certain executive officers and key employees, including Mr. Fry, providing for the payment of severance benefits to such persons in the event of a termination of their employment by Garnet (i) without Cause, as defined, (ii) upon death or disability or (iii) following a Change of Control, as defined; provided, however, that, in the event of a voluntary termination following a Change of Control, such payments shall only be made if there is "Good Reason" as defined. In the event of the termination of Mr. Fry's employment under such circumstances, Mr. Fry would receive a severance benefit of $204,000 in cash, medical insurance coverage for a period of 18 months following the termination of his employment, life and disability insurance coverage for a period of two years following such termination and all stock options would vest and remain exercisable for a period of two years. A Change of Control is defined to include a transaction or series of transactions in which any person or group becomes the beneficial owner of outstanding voting securities representing 40% or more of the combined voting power of the then outstanding voting securities; the individuals constituting the Board of Directors, or any individual within the definition of Continuing Directors, cease to constitute at least a majority of the directors of Garnet; a merger of consolidation in which Garnet is not the surviving entity or in which the voting securities issued are entitled to cast, in the aggregate, in excess of 40% of the number of votes entitled to be cast prior to the transaction; the issuance of in excess of 4,596,865 shares in connection with a transaction or series of transactions between Garnet and one or more Debenture holders; a sale, lease, exchange or other transfer of all or substantially all of Garnet's assets; or any other change of control which would be required to be reported under the Securities Exchange Act of 1934.

OPTION GRANTS DURING 1996

     The following table provides information related to options granted to the Named Executive Officers during 1996. No stock appreciation rights have been issued by Garnet.

                                                                                                    POTENTIAL REALIZABLE
                                                                                                      VALUE AT ASSUMED
                                                                                                    ANNUAL RATES OF STOCK
                                                   % OF TOTAL                                      PRICE APPRECIATION FOR
                                                 OPTIONS GRANTED   EXERCISE OR                         OPTION TERM (2)
                                     OPTIONS     TO EMPLOYEES IN   BASE PRICE                      -----------------------
               NAME                 GRANTED(1)     FISCAL YEAR       ($/SH)      EXPIRATION DATE     5%             10%
               ----                 ----------   ---------------   -----------   ---------------   -------        --------
Douglas W. Fry....................   112,854(3)       23.5%          $1.1875         4/17/06       $85,178        $216,441
                                      33,204           6.9%          $1.1875         4/17/06       $25,061        $ 63,681
Montague H. Hackett, Jr...........    11,151           2.3%          $1.1875         4/17/06       $ 8,416        $ 21,386
W. Kirk Bosche....................    96,774(3)       20.2%           $1.1875        4/17/06       $73,041        $185,601
                                      22,178          4.6%           $1.1875         4/17/06       $16,739        $ 42,535

---------------

(1) Each of these options was granted pursuant to either the 1990 Stock Option Plan or the 1987 Stock Option Plan. The exercise price of the options was equal to the fair market value of a share of Garnet's Common Stock on the date of grant and may be paid in cash or by delivery of shares of Common Stock which have a fair market value on the date of exercise equal to the exercise price. The right to exercise each option vests over a four-year period but will accelerate upon the occurrence of certain events, including a change of control. The options are exercisable for a period of 10 years and 30 days after the date of grant unless the optionee resigns, retires or dies, in which case the right to exercise the option is limited.

(2) The values set forth in this column represent the gain which would be realized by each Named Executive Officer assuming (i) the options granted in 1996 are exercised on their respective expiration dates, and (ii) the value of a share of Garnet Common Stock has increased annually by a rate of 5% and 10%, respectively, during the term of the option. These growth rates are prescribed by the rules of the Securities and Exchange Commission and are not intended to forecast possible future appreciation for Garnet Common Stock.

(3) Option granted in exchange for the surrender of outstanding options issued under Garnet's stock option plans.

OPTION EXERCISES DURING 1996 AND YEAR END OPTION VALUES

     The following table provides information related to options exercised by the Named Executive Officers during 1996 and the number and value of options held at year-end. No stock appreciation rights have been issued by Garnet.

                                                                        NUMBER OF UNEXERCISED         VALUE OF UNEXERCISED
                                                                             OPTIONS AT               IN-THE-MONEY OPTIONS
                                                                              FY-END(#)                  AT FY-END($)(1)
                                     SHARES ACQUIRED      VALUE      ---------------------------   ---------------------------
               NAME                  ON EXERCISE(#)    REALIZED($)   EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
               ----                  ---------------   -----------   -----------   -------------   -----------   -------------
Douglas W. Fry.....................       none            none          61,210        134,848         none           none
Montague H. Hackett, Jr............       none            none         127,230         68,921         none           none
W. Kirk Bosche.....................       none            none          80,289        116,163         none           none

---------------

(1) Because the exercise prices of all options exceed $.44, the market value of a share of Garnet Common Stock at December 31, 1996, the value of unexercised options was zero.

TEN-YEAR OPTION/SAR REPRICINGS

  Report of the Stock Option and Compensation Committee of the Board of Directors on Repricing

     Since the adoption of the cost containment program in June 1995, no salary increases or bonuses have been awarded to the executive officers of Garnet and the number of Garnet's executive officers decreased. In view of these developments, the Stock Option and Compensation Committee (the "Compensation Committee") has sought to balance the objectives of providing competitive compensation to Garnet's executives with the goal of conserving its cash resources by emphasizing stock-based compensation arrangements which the Compensation Committee believes should provide an incentive for executives to remain with Garnet and to increase share value over the long term. Accordingly, in March 1996, the Compensation Committee offered to exchange all outstanding stock options with an exercise price in excess of $2.6875 per share (most of which were fully vested) held by executive officers and employees for new options, with a new vesting schedule and an exercise price of $1.1875 per share, the fair market value per share on the date of grant. The Compensation Committee believes that the grant of new options combined with the inclusion of the vesting schedule described above will serve the dual purposes of providing an incentive to management to increase share value over the long term and conserving Garnet's cash resources. An aggregate of 336,102 outstanding options were exchanged, including the options listed in the table below.

     Submitted by the following members of the Compensation Committee who served on the Compensation Committee at the time of the repricing:

Robert J. Cresci          Alastair Manson
Wendell W. Robinson       Arthur L. Swanson         John V. Tunney

     The following table sets forth certain information concerning repricings of stock options held by any executive officers of Garnet during the last ten completed fiscal years.

                                                                                                                    LENGTH OF
                                                      NUMBER OF      MARKET PRICE                                    ORIGINAL
                                                      SECURITIES     OF STOCK AT     EXERCISE PRICE                OPTION TERM
                                                      UNDERLYING       TIME OF         AT TIME OF        NEW       REMAINING AT
                                                     OPTIONS/SARS    REPRICING OR     REPRICING OR     EXERCISE      DATE OF
                                                     REPRICED OR      AMENDMENT        AMENDMENT        PRICE      REPRICING OR
                  NAME                     DATE      AMENDED (#)         ($)              ($)            ($)        AMENDMENT
                  ----                    -------    ------------    ------------    --------------    --------    ------------
Douglas W. Fry..........................  3/18/96       30,000         $1.1875          $11.750        $1.1875      4.0 years
  President and                           3/18/96       40,000         $1.1875          $ 6.625        $1.1875      4.8 years
  Chief Executive Officer                 3/18/96       37,500         $1.1875          $ 5.750        $1.1875      7.4 years
                                          3/18/96        5,354         $1.1875          $ 4.000        $1.1875      6.8 years
W. Kirk Bosche..........................  3/18/96       28,922         $1.1875          $11.750        $1.1875      4.0 years
  Vice President                          3/18/96       25,000         $1.1875          $ 6.625        $1.1875      4.8 years
  and Treasurer                           3/18/96       37,500         $1.1875          $ 5.750        $1.1875      7.4 years
                                          3/18/96..      5,352         $1.1875          $ 4.000        $1.1875      6.8 years
George M. Nevers,.......................  6/28/95       54,441         $2.5000          $11.750        $2.5000        90 days
  Chief Executive Officer                 6/28/95       50,000         $2.5000          $ 6.625        $2.5000        90 days
  from January 19, 1995                   6/28/95       22,500         $2.5000          $ 5.750        $2.5000        90 days
  through June 21, 1995                   6/28/95        3,211         $2.5000          $ 4.000        $2.5000        90 days

                        REPORT ON EXECUTIVE COMPENSATION

     Decisions regarding the compensation of executive officers are made by the Compensation Committee. Pursuant to rules adopted by the Securities and Exchange Commission, the following report is submitted by members of the Compensation
Committee:

     Compensation Policies Regarding Executive Officers. The Compensation Committee's executive compensation policies are intended to provide competitive levels of compensation in order to attract and retain qualified executives, to recognize individual contributions to the successful achievement of Garnet's business objectives, and to align management's and shareholders' interests over the long term. Garnet's business strategy is to acquire, explore and develop potentially significant oil and gas properties located outside of the United States. Because of the inherent risks in such business strategy and in the exploration for oil and gas in general, the Compensation Committee believes it is inappropriate to rely upon mechanistic performance criteria such as profitability, revenue growth, return on equity, market share, or operating budget performance to determine the appropriate compensation for its executive officers, including its Chief Executive Officer. In determining such compensation, the Compensation Committee relies heavily on the success of management in fulfilling Garnet's business strategy and the individual contributions which each executive has made and can be expected to make in the future. In reviewing compensation for 1996, the Compensation Committee reviewed a number of events and developments in Garnet's business in 1996 including Garnet's activities in Colombia and in Papua New Guinea. The Compensation Committee also considered, on an informal basis, the prevailing levels of compensation paid by companies with which Garnet may be deemed to compete, the small, streamlined nature of Garnet's management team, the fact that Garnet has no pension, retirement or profit-sharing plans, information relating to standard cost-of-living adjustments, and the bonuses and salary increases previously approved.

     In addition, as a result of the implementation of a cost containment program in 1995, no cash bonuses were awarded for 1995 and two executive officers agreed to accept reduced salaries effective June 1995. In view of the cost containment program, no salary increases or cash bonuses were awarded for 1996. As the Compensation Committee has sought to balance the objectives of providing competitive compensation to Garnet's executives with the goal of conserving its cash reserves by emphasizing stock-based compensation arrangements, in March 1996, the Compensation Committee offered to exchange all outstanding stock options with an exercise price in excess of $2.6875 per share (most of which were fully vested) held by executive officers and employees for new options, with a new vesting schedule and an exercise price of $1.1875 per share, and approved the grant of an additional 123,898 options at an exercise price equal to $1.1875 per share, including 33,204, 11,151 and 22,178 options issued to Messrs. Fry, Hackett and Bosche, respectively.

     In 1997, following notification of Mr. Bosche's decision to resign as an executive officer of Garnet, the Compensation Committee took the following actions to provide additional incentive to management to remain with Garnet and to increase the share value of the Common Stock over the long term: (i) an aggregate of 490,075 options with exercise prices ranging from $1.1875 to $2.6875 per share (including 176,058, 111,151 and 53,952 options held by Messrs. Fry, Hackett and Bosche) were repriced at $.5625 per share, the fair market value on the date the repricing was approved; (ii) an additional 158,000 options were issued to executive officers and employees (including 50,000 options issued to Mr. Fry) and additional options equal, in the aggregate, to the number of options held by Mr. Bosche which expire unexercised as a result of his resignation, will be issued automatically to executive officers and employees upon such expiration; (iii) two options entitling Messrs. Hackett and Bosche to purchase 25,000 and 37,500 shares at $2.50 per share, which were scheduled to expire, were exchanged for new options entitling such persons to purchase 25,000 shares with an exercise price of $.5625 per share; Mr. Hackett's option vests over a one-year period and has a five-year term; Mr. Bosche's option is fully vested, has a one-year term, and was granted as partial consideration for his agreement to remain as an executive officer of Garnet through a specified period; and (v) agreements with certain executive officers and employees relating to severance payments upon termination of employment, the terms of which are more particularly described above under the heading "Agreements with Executive Officers", were executed.

     1996 Compensation of the Chief Executive Officer. In determining the compensation payable to Mr. Fry, the Compensation Committee applied the same factors and analyses as it applied to executive officers in general with the most weight being given to stock-based compensation. Accordingly, Mr. Fry's salary has remained at the level paid to him as President of Argosy Energy Incorporated, Garnet's wholly-owned subsidiary, but Mr. Fry was granted additional stock options in 1996 and 1997.

Robert J. Cresci          Alastair Manson
Wendell W. Robinson       Arthur L. Swanson         John V. Tunney

     Messrs. Swanson and Tunney participated in the decisions of the Compensation Committee which were made prior to their resignations as directors of Garnet in March 1996 and August 1996, respectively.

                               PERFORMANCE GRAPH

     The Securities and Exchange Commission requires the inclusion in this proxy statement of a line-graph presentation comparing five year cumulative shareholder returns on an indexed basis with a broad equity market index and either a published industry index or an index of peer companies selected by Garnet. Garnet has selected as a broad equity market index the CRSP Total Return Index for the Nasdaq Stock Market (US Companies) and as a published industry index the CRSP Index for companies with Standard Industrial Classification Code Nos. 1310-1319 traded on the New York Stock Exchange, the American Stock Exchange, and the Nasdaq Stock Market.

                COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN*

              GARNET COMMON STOCK, CRSP INDEX FOR THE NASDAQ STOCK
           MARKET (US COMPANIES), AND CRSP INDEX FOR NYSE/AMEX/NASDAQ
              (SIC 1310-1319 US) CRUDE PETROLEUM AND NATURAL GAS**

        MEASUREMENT PERIOD                               NASDAQ STOCK
      (FISCAL YEAR COVERED)         GARNET RESOURCES        MARKET            INDUSTRY
12/31/91                                        100.0              100.0              100.0
12/31/92                                         48.0              116.4              111.8
12/31/93                                         45.3              133.6              129.6
12/31/94                                         36.0              130.6              126.3
12/31/95                                         16.7              184.7              154.6
12/31/96                                          4.7              227.1              203.1

Assumes $100 invested on January 1, 1992 in Garnet Common Stock, CRSP Index for The Nasdaq Stock Market (US Companies), and CRSP Index for NYSE/AMEX/Nasdaq (SIC 1310-1319 US) Crude Petroleum and Natural Gas.

*  Total return assumes reinvestment of dividends.

** Fiscal year ending December 31.

                        COMPLIANCE WITH SECTION 16(A) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

     Section 16(a) of the Securities Exchange Act of 1934 requires officers, directors and holders of more than 10% of Garnet's Common Stock (collectively, "Reporting Persons") to file reports of ownership and changes in ownership of the Common Stock with the Securities and Exchange Commission within certain time periods and to furnish Garnet with copies of all such reports. Based solely on its review of the copies of such reports furnished to Garnet by such Reporting Persons or on the written representations of such Reporting Persons, Garnet believes that, during the year ended December 31, 1996, all of the Reporting Persons complied with their Section 16(a) filing requirements.

                                 PROPOSAL NO. 2

ADOPTION OF 1997 DIRECTORS' STOCK OPTION PLAN

     From 1990 through 1995, directors who were not full time employees received options to purchase shares of Garnet's Common Stock pursuant to its 1990 Directors' Stock Option Plan (the "1990 Directors' Plan"). Because the 1990 Directors' Plan expired in accordance with its terms on March 8, 1996, no further options may be issued thereunder. As the Board of Directors believes that the granting of stock options promotes an identity of interest between directors and shareholders, the Board has approved and proposes that the shareholders of Garnet approve the adoption of a new 1997 Directors' Stock Option Plan (the "1997 Directors' Plan") which will provide for the grant of stock options to directors who are not employees of Garnet or its subsidiaries.

     The following description of the 1997 Directors' Plan is qualified in its entirety by reference to the copy of the plan annexed hereto as Appendix A.

DESCRIPTION OF THE 1997 DIRECTORS' PLAN

     If the 1997 Directors' Plan is approved by the shareholders, an aggregate of 470,000 shares of Common Stock, with an aggregate fair market value of approximately $207,000 as of April 1, 1997, will be issued and sold pursuant to options granted under the 1997 Directors' Plan (collectively, "Directors' Options"). A director will be eligible to participate in the 1997 Directors' Plan if, on the date of grant, the director is not an employee of Garnet or any of its subsidiaries. Directors eligible to participate in the 1997 Directors' Plan are hereinafter referred to as "Participants". Each of Garnet's three non-employee directors currently qualifies as a Participant.

     To provide an incentive to the non-management directors, the Board of Directors offered to exchange all outstanding options issued to non-management directors under the 1990 Directors' Plan for new five-year options to be issued
under the 1997 Directors' Plan with an exercise price of $          per share,
which is equal to the Fair Market Value as defined below. If the 1997 Directors' Plan is approved by the shareholders at the Meeting, an aggregate of 205,000 options issued to non-employee directors under the 1990 Directors' Plan with exercise prices ranging from $2.87 to $13.825 per share and expiration dates ranging from July 2000 to May 2005, will be exchanged and Messrs. Cresci, Manson and Robinson will receive new options for 45,000, 85,000 and 75,000 shares, respectively, in exchange for the outstanding options of equal number held by each of them. In addition, the Board of Directors has approved the grant of additional five-year options which would entitle Messrs. Cresci, Manson and Robinson to purchase 17,950, 17,950 and 41,075 shares, respectively, at an
exercise price of $          , which is equal to the Fair Market Value. The
grant of all of the options approved by the Board is subject to the approval of the 1997 Directors' Plan by the shareholders and each option will be fully exercisable if such approval is obtained. If the 1997 Directors' Plan is not approved by the shareholders, the grant of these options will be void and the options held by non-employees directors under the 1990 Directors' Plan will remain outstanding.

     Directors' Options will be granted with an exercise price equal to the average of the fair market value (the "Fair Market Value") of a share of Common Stock on the 10 business days preceding the date of the grant. Payment of the exercise price of Directors' Options under the 1997 Directors' Plan must be paid in cash. So long as the Participant remains a director of Garnet, Directors' Options may be exercised within a period not exceeding five years from the date of grant or within one year of the date of death or disability, if longer. In the event a Participant shall cease to be a director, for any reason other than death or disability, the Directors' Option shall terminate on the earlier to occur of (i) the expiration date of the option, or (ii) unless the Board provides for a longer period, the later of the expiration of 90 days after the termination of service or six months and 10 days after the Participant's last sale or purchase of shares of Common Stock. In the event a Participant dies or becomes disabled while a director or prior to the termination of the Directors' Option in accordance with the preceding sentence, the Directors' Option shall terminate on the first anniversary of the Participant's death or disability. In the event of the Participant's death, the option may be exercised by the Participant's legal representative or by any person or persons who shall have acquired the option directly from the Participant by bequest or inheritance. During the lifetime of the Participant, Directors' Options shall be exercisable only by the Participant and shall not be transferable other than by will, by the laws of descent and distribution or, under certain circumstances, to certain immediate family members, trusts for their benefit or a partnership in which they are the only partners.

     The number of shares of Common Stock covered by a Directors' Option is subject to adjustment for stock splits, mergers, consolidations, combinations of shares, reorganizations and recapitalizations.

     The Board of Directors has the power to terminate or amend the 1997 Directors' Plan from time to time in such respects as it deems advisable, except that no termination or amendment shall materially adversely affect any outstanding Director's Option without the consent of the grantee and the approval of Garnet's shareholders is required in respect of any amendment which would increase the total number of shares subject to the 1997 Directors' Plan. Except to the extent necessary to govern Directors' Options, the 1997 Directors'
Plan shall terminate on April   , 2007.

     If the proposal is approved, the Board of Directors will be vested with sole and exclusive authority to administer and interpret the 1997 Directors' Plan and to determine the date of grant of options and the number of options to be subject thereto, although the remaining terms of the options will continue to be governed by the 1997 Directors' Plan. The interpretation and construction of the 1997 Directors' Plan by the Board will be final.

     Garnet believes that under present Federal tax laws the grant of an option will create no tax consequences for a Participant or Garnet. The Participant must recognize a specified amount of ordinary income with respect to the exercise of an option, and Garnet (or its subsidiaries) will generally be entitled to a deduction of the same amount. Generally, there will be no tax consequence to Garnet in connection with a disposition of shares acquired under the option.

VOTE REQUIRED FOR APPROVAL

     Approval of the 1997 Directors' Plan requires the affirmative vote of the holders of a majority of total votes cast on the proposal.

RECOMMENDATION OF THE BOARD OF DIRECTORS

     Garnet's Board of Directors recommends a vote FOR Proposal No. 2.

                               NEW PLAN BENEFITS

     The following table sets forth, to the extent determinable, the benefits or amounts that will be received by the following persons if the 1997 Directors' Plan is approved by the shareholders.

                                                                   1997 DIRECTORS'
                                                                  STOCK OPTION PLAN
                                                              -------------------------
                                                              DOLLAR VALUE    NUMBER OF
                     NAME AND POSITION                            ($)          SHARES
                     -----------------                        ------------    ---------
Douglas W. Fry..............................................    N/A                N/A
Montague H. Hackett, Jr.....................................    N/A                N/A
W. Kirk Bosche..............................................    N/A                N/A
All current executive officers as a group...................    N/A                N/A
All current directors who are not executive officers as a
  group.....................................................    (1)            281,975
All employees as a group....................................    N/A                N/A

---------------

(1) The dollar value of options granted under the 1997 Directors' Plan will depend upon the spread between the exercise price of the options and the value of the Common Stock on the date of exercise of options. Such amounts are underterminable at this time.

                                 PROPOSAL NO. 3

PROPOSED AMENDMENT TO GARNET'S AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

     Garnet's Restated Certificate of Incorporation, as currently in effect (the "Certificate"), authorizes Garnet to issue up to 20,000,000 shares of Common
Stock. On April   , 1997, Garnet's Board of Directors approved an amendment to the Certificate (the "Amendment) to increase the number of shares of Common Stock authorized for issuance thereunder by 55,000,000 to a total of 75,000,000 shares. The text of the Amendment is set forth in Appendix B to this Proxy Statement.

REASONS FOR THE PROPOSED AMENDMENT

     The number of authorized shares of Common Stock has remained at 20,000,000 since 1987. As of March 31, 1997, 11,492,162 shares of Common Stock were issued and outstanding, 2,727,272 shares were reserved for issuance upon exercise of the Debentures, 1,794,500 were reserved for issuance under Garnet's stock option plans and 5,780,566 shares of Common Stock were available for future issuance. The Board of Directors of Garnet has recommended the proposed Amendment to give Garnet more flexibility in the event it elects, in the future, to issue additional shares of Common Stock for cash or property and to insure continued compliance with Garnet's obligations under the Debenture Purchase Agreement dated as of December 21, 1993 by and among Garnet and the holders of the Debentures (the "Debenture Purchase Agreement").

     Pursuant to the terms of the Debenture Purchase Agreement, Garnet has agreed to maintain a sufficient number of authorized and unissued shares available for issuance upon conversion of the Debentures. As the conversion price of the Debentures is currently $5.50 per share, Garnet has sufficient authorized but unissued shares available to effect a full conversion of the Debentures at this time. Under the terms of the Debenture Purchase Agreement, in the event Garnet issues shares of its Common Stock at a purchase price which is lower than the then effective conversion price, the conversion price will automatically be lowered to the price at which such shares are issued or deemed issued. As the last sale price of Garnet's Common Stock was $.44 on April 1, 1997, if Garnet issues shares of its Common Stock in the future at or near the current market price, Garnet will not have sufficient authorized and unissued shares to effect a full conversion of the Debentures at the adjusted conversion price. Accordingly, the proposed amendment to the Certificate of Incorporation is recommended to insure that Garnet will continue to be in compliance with the covenant in its Debenture Purchase Agreement to maintain a sufficient number of authorized and unissued shares in the event Garnet elects to issue additional shares of Common Stock at a time when the market price thereof is below $5.50 per share. If Garnet issued additional shares of Common Stock at the current market price of $.44 per share, the conversion price of the Debentures would be reduced to $.44 per share and the number of shares which Garnet would be required to reserve for issuance upon conversion of the Debentures would be increased to 34,090,909 shares.

     Garnet's Board of Directors also recommends the proposed Amendment as it believes that it is prudent to increase the number of authorized shares of Common Stock to the proposed level in order to provide a reserve of shares available for issuances in connection with possible future actions. Such actions may include, but are not limited to, additional financings, corporate mergers, stock or asset acquisitions, joint ventures and for other general corporate purposes. Although there are no current agreements or arrangements in place requiring the utilization of additional shares for any such action, and certain of the transactions listed above may require additional shareholder approval, the Board of Directors believes that the availability of additional authorized shares of Common Stock in the future may permit Garnet to engage in financing transactions and small acquisitions as well as to take advantage of changing market and financial conditions on a more competitive basis.

POSSIBLE EFFECTS OF THE AMENDMENT

     The additional shares of Common Stock to be authorized by adoption of the Amendment would have rights identical to the currently outstanding Common Stock of Garnet. Adoption of the proposed Amendment and issuance of the Common Stock would not affect the rights of the holders of currently outstanding

Common Stock of Garnet, except for effects incidental to increasing the number of shares of Garnet's Common Stock outstanding including, but not limited to, dilution of the voting power of currently outstanding shares and reduction of the portion of dividends and of liquidation proceeds payable to the holders of currently outstanding Common Stock. Current holders of Common Stock have no preemptive or like rights, which means that current stockholders do not have a prior right to purchase any new issue of capital stock of Garnet in order to maintain their proportionate ownership thereof.

     If the proposed Amendment is approved, the Board of Directors may cause the issuance of additional shares of Common Stock without further vote of stockholders of Garnet, except as provided under the Delaware corporate law or under the rules of the National Association of Securities Dealers, Inc. As the Board of Directors could use authorized but unissued shares to create impediments to a takeover or a transfer of control of Garnet, the increase in the number of authorized shares of Common Stock may deter a future takeover attempt which holders of Common Stock may deem to be in their best interest or in which holders of Common Stock may be offered a premium for their shares over the market price. The Board of Directors is not currently aware of any attempt to take over or to acquire Garnet. While it may be deemed to have potential anti-takeover effects, the proposed Amendment to increase the authorized Common Stock is not prompted by any specific effort or takeover threat currently perceived by management. Moreover, management does not currently intend to propose additional anti-takeover measures in the foreseeable future.

     If the Amendment is adopted, it will become effective upon filing of the Amendment with the Secretary of State of Delaware. Pursuant to the Delaware General Corporation Law, Garnet's shareholders are not entitled to dissenters' rights or appraisal with respect to the proposed Amendment.

VOTE REQUIRED FOR APPROVAL

     Affirmative votes constituting a majority of the issued and outstanding shares of Common Stock will be required to approve the proposed Amendment to Garnet's Certificate of Incorporation. As neither an abstention nor a broker's non-vote is an affirmative vote, abstentions and broker's non-votes will have the same effect as a vote against the proposal.

RECOMMENDATION OF THE BOARD OF DIRECTORS

     Garnet's Board of Directors recommends a vote FOR Proposal No. 3.

                                    AUDITORS

     The Board of Directors has selected Arthur Andersen LLP, independent public accountants, to audit the consolidated financial statements of Garnet for the year ending December 31, 1997. Representatives of Arthur Andersen LLP are expected to be present at the Meeting and, while they are not expected to make a statement, they will have the opportunity to do so if they desire. They will also be available to respond to appropriate questions.

                       DEADLINE FOR SHAREHOLDER PROPOSALS

     Shareholder proposals intended to be presented at the next annual meeting of shareholders, to be held in 1998, must be received by Garnet at 11011 Richmond Avenue, Suite 650, Houston, Texas 77042-6720 on or before December 31, 1997 to be included in the proxy statement and form of proxy relating to that meeting.

                           ANNUAL REPORT ON FORM 10-K

     Garnet's Annual Report on Form 10-K, as filed with the Securities and Exchange Commission, is available on request and may be obtained by writing to:
Garnet Resources Corporation, 11011 Richmond Avenue, Suite 650, Houston, Texas 77042-6720, Attention: Edgar L. Dyes.

                                 OTHER BUSINESS

     The Board of Directors does not know of any matter to be brought before the Meeting other than the matters specified in the Notice of Annual Meeting accompanying this Proxy Statement. The persons named in the form of proxy by the Board of Directors will vote all proxies which have been properly executed. If any matters not set forth in the Notice of Annual Meeting are properly brought before the Meeting, such persons will vote thereon in accordance with their judgment.

                                            By Order of the Board of Directors,

                                            Edgar L. Dyes
                                            Secretary

                                                                      APPENDIX A

                          GARNET RESOURCES CORPORATION

                       1997 DIRECTORS' STOCK OPTION PLAN

     1. ESTABLISHMENT. There is hereby established the Garnet Resources Corporation 1997 Directors' Stock Option Plan (the "Plan") pursuant to which certain directors of Garnet Resources Corporation (the "Corporation") may be granted options to purchase shares of common stock, par value $.01 per share ("Common Stock"), and thereby share in the future growth of the business. The purpose of the Plan is to promote continuity of management and identity of interest between directors and shareholders of the Corporation.

     2. STATUS OF OPTIONS. The options to be issued pursuant to this Plan ("Options") shall not constitute incentive stock options within the meaning of
Section 422A of the Internal Revenue Code of 1986, as amended (the "Code").

     3. ELIGIBILITY. All directors of the Corporation who are not employees of the Corporation or any of its subsidiaries (collectively, the "Participants") shall be eligible to be granted Options under this Plan.

     4. NUMBER OF SHARES COVERED BY OPTIONS; NO PREEMPTIVE RIGHTS. The total number of shares which may be issued and sold pursuant to Options granted under this Plan shall be 470,000 shares of Common Stock (or the number and kind of shares of stock or other securities which, in accordance with Section 7 of this Plan, shall be substituted for such shares of Common Stock or to which said shares shall be adjusted; hereinafter, all references to shares of Common Stock are deemed to be references to said shares or shares so adjusted). The issuance of shares upon exercise of an Option shall be free from any preemptive or preferential right of subscription or purchase on the part of any stockholder. If any outstanding Option granted under this Plan is terminated, for any reason, the shares of Common Stock subject to the unexercised portion of the Option will again be available for Options issued under this Plan.

     5. ADMINISTRATION.

     (a) The Plan shall be administered by the Board of Directors of the Corporation. A majority of the members of the Board shall constitute a quorum and all determinations of the Board shall be made by a majority of such quorum. Any decision or determination of the Board reduced to writing and signed by all of the members of the Board shall be fully as effective as if it had been made at a meeting duly called and held.

     (b) Subject to the express provisions of this Plan, the Board shall have complete authority, in its discretion, to interpret this Plan, to prescribe, amend and rescind rules and regulations relating to it, to determine the Participants to whom, and the times at which, Options shall be granted, the number of shares of Common Stock to be subject to each Option and to make all the other determinations necessary or advisable for the administration of the Plan. In making such determinations, the Board may take into account the nature of the services rendered by the respective Participants, their present and potential contributions to the success of the Company and such other factors as the Board, in its discretion, shall deem relevant. Certain material terms and conditions governing the Options are set forth in Section 6 hereof and will not be subject to the discretion of the Board. If any questions of interpretation of this Plan or of any Options issued hereunder shall arise, they shall be determined by the Board and such determination shall be final and binding upon all persons having an interest in the Plan. Nothing contained in this Plan shall be deemed to give any Participant any right to be granted an Option to purchase shares of Common Stock except to the extent and upon such terms and conditions as may be determined by the Board. The determination of the Board on all of the matters referred to in this Section 5 shall be conclusive.

     6. TERMS AND CONDITIONS OF OPTIONS; STOCK OPTION AGREEMENTS. Each Option granted pursuant to this Plan shall be evidenced by a written agreement between the Participant and the Corporation which shall contain the following terms:

     (a) OPTION PRICE. The exercise price of each Option shall be one hundred percent (100%) of the Fair Market Value of the shares subject to such Option on the date of grant. For purposes of this Section, the "Fair Market Value" of a share of Common Stock shall mean (i) the average of the last sale price of a share of Common Stock as reported by the national securities exchange or the National Association of Securities Dealers, Inc. ("NASDAQ"), as the case may be, for the ten business days preceding the date of grant; (ii) if last sale prices are not reported with respect to the Common Stock, the average of the high bid and low asked prices of a share of Common Stock as reported by NASDAQ, for the ten business days preceding the date of grant; or (iii) if bid and asked quotations are not reported on NASDAQ, the average between the closing bid and asked prices of a share of Common Stock for the ten business days preceding the date of grant as furnished by a broker-dealer which regularly furnishes price quotations for the Common Stock.

     (b) MEDIUM AND TIME OF PAYMENT. The exercise price of the shares to be purchased pursuant to an Option shall be paid in full in cash or by check.

     (c) TERM AND EXERCISE OF OPTIONS. The term of each Option shall commence on the date it is granted and, unless sooner terminated as set forth herein, shall expire five years after its date of grant unless extended as set forth herein. In the event a Participant shall cease to be a director of the Corporation for any reason other than death or disability, the Option shall terminate on the earlier to occur of (i) unless extended by the Board of Directors in its discretion, the later of ninety (90) days after the date of termination of service or six months and ten days after such Participant's last purchase or sale of shares of Common Stock prior to his termination of service as a director, or (ii) the expiration date of the Option. If the Participant shall die or become disabled within the meaning of Section 22(e)(3) of the Internal Revenue Code of 1986, as amended, while still serving as a director or prior to the termination of the Option in accordance with the preceding sentence, the Option shall terminate on the first anniversary of the Participant's death or disability, as the case may be. In the event of the Participant's death, the Option may be exercised by the person or persons entitled to do so under the Participant's will or, if the Participant shall fail to make testamentary disposition of the Option, or shall die intestate, by the Participant's legal representative.

     (d) TRANSFERABILITY. Each Option may be transferrable by the Participant to
(i) the spouse, children or grandchildren of the Participant ("Immediate Family Members"), (ii) a trust or trusts for the exclusive benefit of such Immediate Family Members, or (iii) a partnership in which such Immediate Family Members are the only partners, provided that (x) there may be no consideration for any such transfer, and (y) subsequent transfers of transferred options shall be prohibited. Following transfer, any such options shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer (provided that the terms "optionee" and "Participant" shall be deemed to refer to the transferee) and the Option shall be exercisable by the transferee only to the extent, and for such periods as specified in the option agreement. Each Option shall also be transferable by the Participant by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by Code or Title I of the Employee Retirement Income Security Act, or the rules thereunder.

     (e) INVESTMENT PURPOSE. Each Participant shall represent and warrant that he is acquiring the Option and, in the event the Option is exercised, the shares of Common Stock issuable thereunder, for investment, for his own account and not with a view to the distribution thereof, and that he will not offer or sell the shares unless a registration statement under the Securities Act of 1933, as amended (the "Securities Act") and any applicable state securities law is in effect, or unless counsel satisfactory to the Corporation renders a reasoned opinion that the proposed sale is exempt from the registration requirements of the Securities Act and such state securities act.

     (f) ADDITIONAL TERMS. The agreement may contain such other terms, provisions, and conditions not inconsistent herewith as shall be determined by the Board of Directors, in its discretion.

     7. ADJUSTMENT OF NUMBER OF SHARES. In the event that a dividend shall be declared upon the shares of Common Stock payable in shares of Common Stock, the number of shares of Common Stock then subject to any Option granted hereunder, and the number of shares reserved for issuance pursuant to this Plan but not yet covered by an Option, shall be adjusted by adding to each of such shares the number of shares which would be distributable thereon if such shares had been outstanding on the date fixed for determining the stockholders entitled to receive such stock dividend. In the event that the outstanding shares of Common Stock shall be changed into or exchanged for a different number or kind of shares of stock or other securities of the Corporation or of another corporation, whether through reorganization, recapitalization, stock split-up, combination of shares, merger or consolidation, then there shall be substituted for each share of Common Stock subject to any such Option and for each share of Common Stock reserved for issuance pursuant to this Plan but not yet covered by an Option, the number and kind of shares of stock or other securities into which each outstanding share of Common Stock shall be so changed or for which each such share shall be exchanged. In the case of any such substitution or adjustment as provided for in this Section, the option price in each stock option agreement for each share covered thereby prior to such substitution or adjustment will be the total option price for all shares of stock or other securities which shall have been substituted for each such share or to which such share shall have been adjusted pursuant to this Section 7. No adjustment or substitution provided for in this Section shall require the Corporation, in any stock option agreement, to sell a fractional share, and the total substitution or adjustment with respect to each stock option agreement shall be limited accordingly.

     8. EFFECTIVE DATE AND TERM OF PLAN. Subject to approval by the stockholders
of the Corporation, this Plan shall become effective as of April   , 1997, the
date of its adoption by the Board of Directors of the Corporation. Except to the extent necessary to govern outstanding Options issued, this Plan shall terminate on, and no additional Options shall be granted after, the tenth anniversary of its effective date unless earlier terminated by the Board of Directors in accordance with Section 9 hereof.

     9. AMENDMENT OF THE PLAN. This Plan may be terminated or amended from time to time by vote of the Board of Directors; provided, however, that no such termination or amendment shall materially adversely affect or impair any then outstanding Option without the consent of the Participant and the approval of the Corporation's stockholders is required in respect of any amendment which would increase the maximum number of shares subject to this Plan.

                                                                      APPENDIX B

                            CERTIFICATE OF AMENDMENT
                                     OF THE
                          CERTIFICATE OF INCORPORATION
                                       OF
                          GARNET RESOURCES CORPORATION

                            ------------------------

                         PURSUANT TO SECTION 242 OF THE
                            GENERAL CORPORATION LAW
                            ------------------------

     THE UNDERSIGNED, President of Garnet Resources Corporation, a corporation organized and existing under the laws of the State of Delaware (the "Corporation"), hereby certifies as follows:

     FIRST: Article FOURTH of the Certificate of Incorporation of the Corporation is hereby amended to read in its entirety as follows:

          "FOURTH: The total number of shares of capital stock which the Corporation shall have authority to issue is SEVENTY-FIVE MILLION (75,000,000), all of the par value $0.01 per share, all of which shall be designated Common Stock."

     SECOND: The foregoing amendment has been duly adopted in accordance with the provisions of Sections 242 of the General Corporation Law.

     IN WITNESS WHEREOF, the undersigned has executed this Certificate this   th
day of May, 1997.

                                            Douglas W. Fry
                                            President

                                   (SIDE ONE)

                          GARNET RESOURCES CORPORATION
                                     PROXY


          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


Annual Meeting of Shareholders to be Held May 22, 1997


        The undersigned shareholder of Garnet Resources Corporation, a Delaware corporation (the "Company"), hereby appoints Montague H. Hackett, Jr., Douglas
W. Fry and Edgar L. Dyes, or any of them, acting singly in the absence of the others, attorneys and proxies, with full power of substitution and revocation, to vote as designated below, all of the shares of Common Stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Company to be held at the offices of Zimet, Haines, Friedman & Kaplan, 460 Park Avenue, 9th Floor, New York, New York, 10022 on May 22, 1997, at
10:00 a.m. (local time) or any adjournment or postponement thereof. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

        The proxy is solicited on behalf of the Board of Directors of the Company and when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, it will be voted "FOR all nominees" in Proposal No. 1, "FOR" Proposal No. 2 and "FOR" Proposal No. 3.

           (Continued and to be signed and dated on reverse side)

                                 (SIDE TWO)

Please mark your votes as shown. /x/


The Board of Directors recommends a vote "FOR all nominees" in Proposal No. 1, "FOR" Proposal No. 2 and "FOR" Proposal No. 3.


1. Election of the following nominees as Directors: Messrs.: Cresci, Fry, Gonzalez, Hackett, Manson and Robinson.

/ / FOR all Nominees listed            / / WITHHELD FOR all nominees
    (except as marked to the right)

Withheld for the following only: (Write the name(s) of the nominee(s) in the space below.)

2. Approval of the adoption of the 1997 Directors' Stock Option Plan.

         For / /     Against / /     Abstain / /

3. Approval of the amendment to the Certificate of Incorporation to increase the number of authorized shares of Garnet's Common Stock.

         For / /     Against / /     Abstain / /


        Please mark, date and sign as your name appears to the left and return in the enclosed envelope. If the signer is a corporation, please sign the full corporate name by duly authorized officer. If the signer is a partnership, please sign in partnership name by an authorized person. If shares are held jointly, each shareholder named should sign.


Sign, Date and Return the Proxy Card
Promptly Using the Enclosed Envelope.

Date          , 1997       Signature(s)